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                                                                   EXHIBIT 10.27

                               SUBSIDIARY GUARANTY

     THIS SUBSIDIARY GUARANTY (as at any time amended, this "Guaranty"), dated January 24, 2003, is made by RA BRANDS, L.L.C., a Delaware limited liability company (the "Guarantor") in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association with an office at 301 South College Street, 6th Floor, Charlotte, North Carolina 28288, in its capacity as administrative and collateral agent (together with its successors in such capacities, the "Agent") for various financial institutions ("Lenders") from time to time parties to the Credit Agreement dated January 24, 2003 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Remington Arms Company, Inc. and RA Factors, Inc. (each a "Borrower" and collectively, the "Borrowers"), the Agent, Fleet Capital Corporation, in its capacity as syndication agent, National City Commercial Finance, Inc., in its capacity as documentation agent, and the Lenders.

                              W I T N E S S E T H :

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make Revolver Loans and provide other financial accommodations to the Borrowers upon the terms and subject to the conditions set forth therein; and

     WHEREAS, a condition to any extension of any credit by Agent and Lenders to the Borrowers under the terms of the Credit Agreement is the execution and delivery of this Guaranty by the Guarantor.

     WHEREAS, to induce Agent and Lenders to extend credit to Borrowers under the Credit Agreement in accordance with the terms thereof, the Guarantor has agreed to execute and deliver this Guaranty.

     NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to make Revolver Loans and provide other financial accommodations to the Borrowers under the Credit Agreement, the Guarantor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

     1.   Defined Terms.

          (a) Unless otherwise defined herein, capitalized terms defined in the Credit Agreement are used herein as defined therein.

          (b) The terms "herein," "hereof" and "hereunder" and other words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. All references to statutes and related regulations shall include any amendments of

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     same and any successor statutes and regulations; any of the Credit
     Documents shall include any and all amendment or modifications thereto and any and all restatements, extensions or renewals thereof; to any Person shall mean and include the successors and permitted assigns of such Person; to "including" and "include" shall be understood to mean "including, without limitation." A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided in this Agreement or the applicable Credit Document; and an Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Agent. Any Lien referred to in this Agreement or any of the other Credit Documents as having been created in favor of Agent, any agreement entered into by Agent pursuant to this Agreement or any of the other Credit Documents, any payment made by or to or funds received by Agent pursuant to or as contemplated by any of the Credit Documents, or any other act taken or omitted to be taken by Agent shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted for its benefit and the benefit or account of the Lenders.

     2.   Guaranty.

          (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due and payable (whether at the stated maturity, by acceleration or otherwise) of all Obligations, including all Revolver Loans, LC Obligations, Banking Relationship Debt and all other loans, extensions of credit, liabilities and obligations of the Borrowers arising out of or relating to the Credit Documents to or held by Agent or any Lender (including any portion of any such debts, obligations or liabilities nominally held by Agent or any Lender on behalf of others who have participations or interests therein granted or created by Agent or any Lender), whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, now existing or hereafter arising, whether created directly to or acquired by assignment or otherwise by Agent or any Lender, and whether either Borrower may be liable individually or jointly with others, and regardless of whether recovery upon any of such loans or extensions of credit or other debts, liabilities and obligations becomes barred by any statute of limitations, is void or voidable under any law relating to fraudulent obligations or otherwise or is or becomes invalid or unenforceable for any other reason. Without limiting the generality of the foregoing, the term "Obligations" as used herein shall include all debts, liabilities and obligations incurred by the Borrowers to Agent and Lenders in any bankruptcy of the Borrowers and any interest, fees or other charges accrued in any such bankruptcy whether or not recoverable from either Borrower or either Borrower's estate under 11 U.S.C. Section 506.

          (b) Anything herein or in any other Credit Documents to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount which can be guaranteed by such the

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     Guarantor under Applicable Law, including applicable federal and state laws relating to the insolvency of debtors.

          (c) The Guarantor further agrees to pay any and all reasonable expenses (including all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until all of the Obligations have been fully paid and discharged and the Revolver Commitments have been terminated. If for any reason a Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become unrecoverable from a Borrower by reason of any Insolvency Proceeding or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor had at all times been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed as a result of any Insolvency Proceeding or for any other reason, all such amounts otherwise subject to acceleration under the terms of any instrument or agreement evidencing or securing the payment of the Obligations or otherwise executed in connection therewith shall be immediately due and payable by the Guarantor.

          (d) No payment or payments made by the Borrowers or any other Person or received or collected by the Agent or any Lender from the Borrowers or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations pursuant to this Guaranty, remain liable for the Obligations until payment in full of the Obligations and the termination of the Revolver Commitments.

          (e) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder, it will notify the Agent and such Lender in writing that such payment is made under this Guaranty for such purpose.

          (f) If either Borrower should fail to pay any Obligations on the due date thereof (whether due on demand, at stated maturity, upon acceleration or otherwise), then, whether or not the maturity thereof has been accelerated or demand for payment thereof from the Borrowers or any other Obligor has been made, Agent and Lenders shall be entitled to enforce the obligations of the Guarantor hereunder. The Guarantor agrees to pay all expenses incurred by Agent and Lenders in connection with enforcement of Agent's and Lenders' rights under the Guaranty, including, but not limited to, court costs, collection charges and reasonable attorneys' fees and disbursements.

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     3.   Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Agent and each Lender is hereby irrevocably authorized at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor to the extent permitted by Applicable Law, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Agent or such Lender may elect, against or on account of the obligations and liabilities of the Guarantor to the Agent or such Lender hereunder with respect to any amount then due and payable under the Credit Agreement, whether or not the Agent or such Lender has made any demand for payment and although such obligations and liabilities may be contingent or unmatured. The Agent and each Lender, as the case may be, shall notify the Guarantor promptly of any such set-off and the application made by the Agent or such Lender, as the case may be, of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each Lender under this paragraph are in addition to other rights and remedies (including other rights of set-off) which the Agent or such Lender may have.

     4. No Subrogation. Notwithstanding anything to the contrary in this Guaranty, the Guarantor hereby irrevocably waives all rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, including Section 509 thereof, under common law or otherwise) of the Agent or any Lender against the Borrowers or against any collateral security or Guaranty or right of offset held by the Agent or any Lender for the payment of the Obligations. The Guarantor hereby further irrevocably waives all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Borrowers or any other Person which may have arisen in connection with this Guaranty. So long as the Obligations remain outstanding, and the Revolver Commitments have not been terminated, if any amount shall be paid by or on behalf of the Borrowers to the Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by the Guarantor in trust for the Agent and each Lender, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Agent, if required), to be held as collateral security for the Obligations (whether matured or unmatured), and/or then or at any time thereafter may be applied against the Obligations then due and owing in such order as the Agent may determine. The provisions of this paragraph shall survive the termination of this Guaranty, the payment in full of the Obligations and the termination of all the Revolver Commitments.

     5. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by the Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or

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for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and the Credit Agreement, any Notes, and the other Credit Documents (other than this Guaranty) and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guaranty or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against the Guarantor, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrowers or any Obligor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Borrowers or any such Obligor or any release of the Borrowers or such Obligor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     6. Waiver of Rights to Terminate or Revoke. To the fullest extent permitted by Applicable Law, the Guarantor waives any right that the Guarantor may have to terminate or revoke this Guaranty. If and notwithstanding the foregoing waiver, the Guarantor shall have any right under Applicable Law to terminate or revoke this Guaranty, which right cannot be waived by the Guarantor, the Guarantor agrees that, to the fullest extent permitted by Applicable Law, such termination or revocation, specifically referring to this Guaranty and signed by the Guarantor, shall not be effective until actually received by an officer of Agent who is familiar with the Borrowers' account with Agent and this Guaranty; but any such termination or revocation, to the fullest extent permitted by Applicable Law, shall not affect the obligation of the Guarantor or the Guarantor's successors or assigns with respect to any of the Obligations owing to Agent and Lenders and existing at the time of the receipt by Agent of such revocation or to arise out of or in connection with any transactions theretofore entered into by Agent and Lenders with or for the account of the Borrowers.

     7. Guaranty Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrowers or the Guarantor, on the one hand, and the Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. To the fullest extent permitted by Applicable Law, the Guarantor waives any and all notice of the amount of Obligations of Borrowers to Lender from time to time, subject, however, to the Guarantor's right to make inquiry of Lender to ascertain the amount of Obligations at any reasonable time; notice of any adverse change in either Borrower's financial condition or of any other fact which might increase the Guarantor's risk; notice of presentment for payment, demand, protest and notice thereof as to any

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instrument; notice of default or acceleration; all other notices and demands to which the Guarantor might otherwise be entitled; any defense that a Borrower may at any time assert based upon the statute of limitations, the statute of frauds, failure of consideration, fraud, bankruptcy, lack of legal capacity, usury, or accord and satisfaction; and any right to contest the commercial reasonableness of the disposition of any or all collateral. This Guaranty is a primary, immediate and original obligation of the Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment of the Obligations and not of their collectibility only, without regard to (a) the validity or enforceability of the Credit Agreement, any Note, or any other Credit Document, any of the Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or the Guarantor) (other than payment in full of the Obligations) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of the Guarantor under this Guaranty, in bankruptcy or in any other instance. This Guaranty shall be in addition to any other present or future guaranty or other security for any of the Obligations, shall not be prejudiced or unenforceable by the invalidity of any such other guaranty or security and is not conditioned upon or subject to the execution by any other Person of this Guaranty or any other guaranty or suretyship agreement. When pursuing its rights and remedies hereunder against the Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guaranty for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrowers or any such other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of the Borrowers or any such other Person or of any such collateral security, guaranty or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against the Guarantor. Agent and Lenders shall be under no obligation to marshal any assets in favor of the Guarantor or against or in payment of any of the Obligations. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until the payment in full of the Obligations (notwithstanding that from time to time during the term of the Credit Agreement, the Borrowers may be free from any Obligations) and the obligations of the Guarantor under this Guaranty and the termination of all the Revolver Commitments, and, upon the occurrence of all of which this Guaranty shall, subject to paragraph 8 hereof, terminate.

     8. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrowers or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrowers or any

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substantial part of its property, or otherwise, all as though such payments had not been made. The foregoing provisions of this paragraph shall survive any termination or revocation of this Guaranty.

     9. Payments. The Guarantor hereby agrees that the Obligations will be paid to the Agent without set-off or counterclaim in Dollars at the office of the Agent set forth beneath the Agent's signature to the Credit Agreement, unless otherwise directed by written notice from Agent.

     10. Representations and Warranties. The Guarantor represents and warrants to the Agent and the Lenders that:

          (a) the Guarantor is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has the limited liability company power and authority to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

          (b) the Guarantor has the limited liability company power and authority to make, deliver and perform its obligations under this Guaranty and has taken all necessary limited liability company action to authorize its execution, delivery and performance of this Guaranty and the other Credit Documents to which it is a party;

          (c) each of this Guaranty and the other Credit Documents to which it is a party has been duly executed and delivered on behalf of the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

          (d) the execution, delivery and performance of this Guaranty and the other Credit Documents to which it is a party will not violate any Applicable Law or contractual obligation of the Guarantor in any respect that would reasonably be expected to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any such Applicable Law or contractual obligation (other than pursuant to any Credit Document);

          (e) as of the date of this Guaranty, the fair saleable value of the Guarantor's assets exceeds its liabilities, and the Guarantor is meeting current liabilities as they mature;

          (f) as of the date of this Guaranty, there are not pending any material court or administrative proceedings or undischarged judgments against the Guarantor and, as of the date of this Guaranty, to the Guarantor's knowledge no federal or state tax liens have been filed or threatened against the Guarantor nor is the Guarantor in default or, to the Guarantor's knowledge, claimed default under any agreement for borrowed money; and

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          (g)    no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty and the other Credit Documents to which the Guarantor is a party;

the Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each Revolver Loan to the Borrowers under the Credit Agreement as though made hereunder on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

     11. Covenants. The Guarantor hereby covenants and agrees with the Agent and the Lenders that, from and after the date of this Guaranty until payment in full of the Obligations and the termination of all the Revolver Commitments the Guarantor shall not, and shall not permit any of its Subsidiaries to, take any action or fail to take any action, as the case may be, if such action or failure would result in a violation of any of the covenants of the Borrowers contained in the Credit Agreement.

     12. Further Assurances. The Guarantor hereby covenants and agrees with the Agent and the Lenders that, from and after the date of this Guaranty until the payment in full of the Obligations (except for contingent obligations of any Obligor under indemnifications that survive termination of the Revolver Commitments) and the termination of all the Revolver Commitments, at any time and from time to time, upon the written request of the Agent, and at the sole expense of the Guarantor, the Guarantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Guaranty and of the rights and powers herein granted.

     13. Authority of Agent. The Guarantor acknowledges that the rights and responsibilities of the Agent under this Guaranty with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty shall, as among the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation to make any inquiry respecting such authority.

     14. Notices. All notices, requests and demands under this Guaranty shall be given in accordance with Section 15.9 of the Credit Agreement and, in the case of the Guarantor, its address or transmission number for notices shall be as set forth under its signature below. The Agent each Lender and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in Section 15.9 of the Credit Agreement.

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     15.  Counterparts. This Guaranty may be executed on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guaranty shall be lodged with the Agent.

     16. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     17. Integration. This Guaranty represents the entire agreement of the Guarantor and the Agent with respect to the subject matter hereof and there are no promises or representations by the Guarantor, the Agent or any Lender relative to the subject matter hereof not reflected or referred to herein.

     18.  Amendments in Writing; No Waiver; Cumulative Remedies.

          (a) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Agent.

          (b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 18(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. To the extent permitted by Applicable Law, Agent and Lenders shall have the right to seek recourse against the Guarantor to the full extent provided for herein and in any other document or instrument evidencing the obligations of the Guarantor to Agent and Lenders, and against the Borrowers to the full extent provided for in any of the Credit Documents. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Agent's or any Lender's right to proceed in any other form of action or proceeding against other parties unless Agent has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Agent or any Lender against the Borrowers or any other Obligor under any

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     Credit Document shall serve to diminish the liability of the Guarantor except to the extent Agent or Lenders realized payment or performance by such action or proceeding.

     19. Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     20. Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor, the applicable Lender or the Agent, as the case may be, at the address referred to in paragraph 14 or at such other address of which the Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this paragraph any punitive damages.

     21. WAIVERS OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     22.  Acknowledgments. The Guarantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Guaranty and the other Credit Documents to which it is a party;

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

          (b) none of the Agent nor any Lender has any fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Guaranty or any of the other Credit Documents, and the relationship between the Agent and Lenders, on one hand, and the Borrowers and the Guarantor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrowers, the Guarantor and the Lenders.

     23. Successors and Assigns. This Guaranty shall be binding upon the respective successors and assigns of the Guarantor, the Agent and the Lenders, and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns.

     24. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW); PROVIDED, HOWEVER, THAT IF ANY COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NEW YORK, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF AGENT'S LIEN UPON COLLATERAL AND THE ENFORCEMENT OF AGENT'S OTHER REMEDIES OF COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF THE STATE OF NEW YORK. NOTWITHSTANDING THE FOREGOING PROVISION FOR THE NOTICE AND SALE OF COLLATERAL UNDER THE LAW OF THE SITUS, IT IS THE PARTIES' INTENTION THAT NEW YORK LAW CONTROL THE OBLIGATIONS OF GUARANTOR UNDER THE CREDIT DOCUMENTS AND THE ENFORCEMENT OF THE SAME SUCH THAT, FOR EXAMPLE, GUARANTOR AGREES AND ACKNOWLEDGES THAT PURSUANT TO NEW YORK LAW GUARANTOR SHALL BE LIABLE FOR A DEFICIENCY JUDGMENT NOTWITHSTANDING THE SALE OF REAL PROPERTY COLLATERAL UNDER A POWER OF SALE AND FURTHER THAT LENDERS OR AGENT MAY, AT THEIR ELECTION, SEEK A MONEY JUDGMENT UNDER THE CREDIT DOCUMENTS WITHOUT FIRST EXHAUSTING ALL COLLATERAL SECURING THE OBLIGATIONS THEREUNDER.

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

     IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                               RA BRANDS, L.L.C.

                               By: /s/ Thomas Millner
                                  ----------------------------------------
                               Name: Thomas Millner
                                    --------------------------------------
                               Title: President
                                     -------------------------------------

                                        Address for Notices:

                                        RA BRANDS, L.L.C.
                                        870 Remington Drive Madison, N.C. 27025
                                        Attention: Mark Little, Vice President
                                        Telecopy: (336) 548-7779

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


                               ACKNOWLEDGED AND AGREED AS OF THE
                               DATE HEREOF BY:

                               WACHOVIA BANK, NATIONAL ASSOCIATION,
                               as Agent

                               By: /s/ Brian R. O'Fallon
                                  ----------------------------------------
                               Name: Brian R. O'Fallon
                                    --------------------------------------
                               Title: Director
                                     -------------------------------------

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